Upbound Group, Inc. Reports Third Quarter 2025 Results October 30, 2025 PLANO, Texas--(BUSINESS WIRE)--Oct. 30, 2025-- Upbound Group, Inc. (the "Company" or "Upbound") (NASDAQ:UPBD) today announced results for the quarter ended September 30, 2025. The earnings release, financial tables and related materials can be found on the Company's investor relations website at https://investor.upbound.com. Today at 9 a.m. ET, Fahmi Karam, Chief Executive Officer, will host a conference call to review the financial results of the quarter. Interested parties can access a live webcast of the conference call via this link (webcast link) or through the Company's investor relations website. Third Quarter 2025 Highlights1 Achieves Strong Topline Growth: Consolidated revenue growth of 9.0% year-over-year to $1.2 billion. Acima's Sustained Growth Momentum: Acima achieved its eighth consecutive quarter of GMV2 and revenue growth, with GMV up 11.0% and revenue up 10.4% year-over-year. Brigit's Continued Rapid Expansion: Brigit posted 40.2% revenue growth year-over-year, driven by 26.8% paying subscriber3 growth and 11.4% ARPU4 growth. Rent-A-Center Stabilization: Rent-A-Center same store sales5 declined 3.6% year-over-year, an improvement of 40 basis points compared to the second quarter 2025. The Company expects same store sales to approach flat-to-positive in the fourth quarter 2025. Strong Cash Flow Generation: The Company reported approximately $264 million of Net Cash Provided by Operating Activities year-to-date through the third quarter 2025, an increase of approximately $97 million year-over-year. Strengthened Leadership Team: Appointed new Chief Financial Officer, Hal Khouri, and new Chief Growth Officer, Rebecca Wooters. The Company tightened its FY 2025 non-GAAP diluted EPS guidance range to $4.05 - $4.15.6 About Upbound Group, Inc. Upbound Group, Inc. (NASDAQ: UPBD), is a technology and data-driven leader in accessible and inclusive financial solutions that address the evolving needs and aspirations of underserved consumers. The Company’s customer-facing operating units include industry-leading brands such as Acima®, Brigit™, and Rent-A-Center® that facilitate consumer transactions across a wide range of store-based and digital channels in the United States, Mexico and Puerto Rico. Upbound Group, Inc. is headquartered in Plano, Texas. For additional information about the Company, please visit our website Upbound.com. (1) The selected highlights referenced herein do not provide a complete review of the Company’s results for the quarter or updated guidance and outlook. Please refer to the Company’s full earnings release and related materials, as noted in this release, for additional information. (2) Gross Merchandise Volume (GMV): The Company defines Gross Merchandise Volume as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date. (3) Brigit Paying Subscribers: Represents Brigit customers who have an active Plus or Premium account, not delinquent (not 45 days past due) on a cash advance, and made at least 1 of the last 2 subscription payments. (4) ARPU: Average monthly revenue per Brigit Paying Subscriber, where Brigit Paying Subscriber is defined as in footnote 3 above. (5) Same Store Sales (SSS): Same store sales generally represents revenue earned in Company-owned Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. (6) Non-GAAP financial measure. Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities, and, for historical items, are reported as Other Gains and Charges in our Consolidated Statements of Operations. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to forecasted non-GAAP measures such as Non-GAAP EPS without unreasonable effort.

Forward-Looking Statements This release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our updated 2025 financial guidance, future same store sales expectations and other statements regarding our future outlook. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the general strength of the economy and other economic conditions affecting consumer preferences, spending and payment behaviors, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, (2) risks described in our full third quarter 2025 earnings release and related materials, and (3) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this release. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures This release and the Company's related conference call contain certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities, and, for historical items, are reported as Other Gains and Charges in our Consolidated Statements of Operations. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to forecasted non-GAAP measures such as Non-GAAP EPS without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. View source version on businesswire.com: https://www.businesswire.com/news/home/20251030657772/en/ Investor Contact: Jeff Chesnut SVP, IR & Corporate Development 972-801-1108 jeff.chesnut@upbound.com Source: Upbound Group, Inc.